UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2023
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Executive Officer Compensation Awards.
As part of Post Holdings, Inc.’s (the “Company” or “Post”) established cycle of evaluating and granting equity awards to its executive officers in conjunction with its fiscal year-end financial reporting calendar, the Corporate Governance and Compensation Committee (the “Committee”) of the Board of Directors of the Company approved the grant of certain stock-based awards to its named executive officers on November 14, 2023.
The Committee approved awards of restricted stock units (“RSUs”) to its named executive officers under the Post Holdings, Inc. 2021 Long-Term Incentive Plan (the “Plan”). The following table sets forth the RSU awards which were awarded:

Name	Position	RSUs
Robert V. Vitale	President and Chief Executive Officer (on medical leave)	56,094
Jeff A. Zadoks	Interim President and Chief Executive Officer and Executive Vice President and Chief Operating Officer	19,203
Matthew J. Mainer	Senior Vice President, Chief Financial Officer and Treasurer	8,502
Diedre J. Gray	Executive Vice President, General Counsel and Chief Administrative Officer, Secretary	19,976
Nicolas Catoggio	President and Chief Executive Officer, Post Consumer Brands	19,322
Mark W. Westphal	President, Foodservice	18,133
The RSU awards identified above were made by the Committee through the use of the form of stock-settled RSU award agreement, which was approved by the Committee on November 15, 2022 and filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 18, 2022. Each of the RSUs is settled in shares of Post common stock and vests in equal installments on the first, second and third anniversaries of the date of grant, subject to continued employment and to certain acceleration events as described in the award agreements. The foregoing description of the terms of these RSU awards does not purport to be complete and is qualified in its entirety by reference to the full text of the form previously filed with the SEC, which is incorporated herein by reference.
In addition, the Committee approved awards of performance-based restricted stock units (“PRSUs”) to its named executive officers under the Plan. The performance metric for these PRSUs is the Company’s total shareholder return (“TSR”) ranking compared to the TSR rankings of peer companies over a three-year period, with the following percentage vesting schedule:

Relative TSR Percentile Rank	Vesting Percentage (of Target)
≥85th	260%
75th	200%
50th	100%
25th	50%
<25th	0%

The following table sets forth the target number of PRSUs which were awarded:

Name	Position	PRSUs
Robert V. Vitale	President and Chief Executive Officer (on medical leave)	56,094
Jeff A. Zadoks	Interim President and Chief Executive Officer and Executive Vice President and Chief Operating Officer	19,203
Matthew J. Mainer	Senior Vice President, Chief Financial Officer and Treasurer	8,502
Diedre J. Gray	Executive Vice President, General Counsel and Chief Administrative Officer, Secretary	19,976
Nicolas Catoggio	President and Chief Executive Officer, Post Consumer Brands	19,322
Mark W. Westphal	President, Foodservice	18,133
The PRSUs will be settled in cash, shares of Post common stock or other consideration, in the discretion of the Committee. The performance period for the PRSUs is from October 1, 2023 to September 30, 2026. Vesting of the PRSUs would accelerate, in whole or in part, in certain events, as described in the award agreements. The foregoing description of the terms of these PRSU awards does not purport to be complete and is qualified in its entirety by reference to the full text of the New PRSU Form (as defined below), which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
The Committee also approved the following recognition bonus RSU awards for certain of its named executive officers (the “Recognition Bonus RSUs”) under the Plan:

Name	Position	RSUs
Robert V. Vitale	President and Chief Executive Officer (on medical leave)	10,032
Jeff A. Zadoks	Interim President and Chief Executive Officer and Executive Vice President and Chief Operating Officer	4,120
Matthew J. Mainer	Senior Vice President, Chief Financial Officer and Treasurer	2,408
Diedre J. Gray	Executive Vice President, General Counsel and Chief Administrative Officer, Secretary	3,461
The Recognition Bonus RSUs identified above were made by the Committee through the use of the form of stock-settled bonus RSU award agreement, which was approved by the Committee on November 15, 2022 and filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2022. Each of the Recognition Bonus RSUs is settled in shares of Post common stock and vests on the first anniversary of the date of grant, with certain acceleration events provided for in the award agreements. The foregoing description of the terms of these Recognition Bonus RSUs does not purport to be complete and is qualified in its entirety by reference to the full text of the form previously filed with the SEC, which is incorporated herein by reference.
(e) Approval of New Form of Award Agreement.
On November 14, 2023, the Committee approved the form of award agreement used for the PRSU awards described above (the “New PRSU Form”), the terms of which are described in connection with the named executive officer PRSU awards identified above. Such description of the terms of the New PRSU Form above does not purport to be complete and is qualified in its entirety by reference to the full text of the New PRSU Form, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Form of Performance-Based Restricted Stock Unit Award Agreement
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2023	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
	Name:	Diedre J. Gray
	Title:	EVP, General Counsel & Chief Administrative Officer, Secretary

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